UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 10, 2013

Cornerstone OnDemand, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35098	13-4068197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Cloverfield Blvd.

Suite 620 South

Santa Monica, CA 90404

(Address of principal executive offices, including zip code)

(310) 752-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 11, 2013, Cornerstone OnDemand, Inc. (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with Goldman, Sachs & Co. and Credit Suisse Securities (USA) LLC, as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), to issue and sell $220 million aggregate principal amount of 1.50% Convertible Senior Notes due 2018 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In addition, the Company granted the Initial Purchasers a 30-day option to purchase up to an additional $33 million aggregate principal amount of the Notes on the same terms and conditions to cover overallotments, if any.

The Purchase Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.

The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On June 10, 2013, the Company issued a press release announcing its intention to offer $220 million aggregate principal amount of the Notes in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

On June 11, 2013, the Company issued a press release announcing the pricing of its offering of $220 million aggregate principal amount of the Notes in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act. A copy of this press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Purchase Agreement, dated June 11, 2013, by and among Cornerstone OnDemand, Inc. and Goldman, Sachs & Co. and Credit Suisse Securities (USA) LLC, as representatives of the initial purchasers named therein.

99.1	Press Release, dated June 10, 2013, Announcing Proposed Offering of the Convertible Senior Notes due 2018.

99.2	Press Release, dated June 11, 2013, Announcing Pricing of 1.50% Convertible Senior Notes due 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE ONDEMAND, INC.

Date: June 12, 2013	By:	/s/ Adam Weiss
Adam Weiss General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement, dated June 11, 2013, by and among Cornerstone OnDemand, Inc. and Goldman, Sachs & Co. and Credit Suisse Securities (USA) LLC, as representatives of the initial purchasers named therein.

99.1	Press Release, dated June 10, 2013, Announcing Proposed Offering of the Convertible Senior Notes due 2018.

99.2	Press Release, dated June 11, 2013, Announcing Pricing of 1.50% Convertible Senior Notes due 2018.